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                                                                   EXHIBIT 24.1



                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the inclusion in this Post-Effective Amendment No. 1 to Form S-1 of our report dated February 28, 1996, on our audit of the consolidated financial statements of Synagro Technologies, Inc. and its subsidiaries. We also consent to the reference to our firm under the caption "Experts."



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
October 24, 1996